                                                                EXHIBIT 10.8.1

                        FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into this 30 day of October , 2001, by and among INTRUST BANK, N.A. ("Bank"), TENT Finance, Inc., a Delaware Corporation, and Total Entertainment Restaurant Corp., a Delaware Corporation (herein collectively referred to as "Borrower"), and the Subsidiaries, as defined in the Loan Agreement (collectively, "Guarantor").

         WITNESSETH:

         WHEREAS, the parties entered into the Loan Agreement on September 1, 1998 (the "Loan Agreement");

         WHEREAS, Borrower executed a Promissory Note dated September 1, 1998;
and

         WHEREAS, wish to extend the Maturity Date of the Facility Note, as defined in the Loan Agreement.

         WHEREAS, the parties intend that this Amendment modify certain of the terms of the Loan Agreement to extend the Maturity Date of the Facility Note.

         NOW, THEREFORE, in consideration of the foregoing recitations, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. FACILITY NOTE. Section 2.1 of the Loan Agreement shall be amended to extend the Maturity Date of the Facility Note from October 1, 2001, to October 1, 2003.

         2. RENEWALS AND EXTENSIONS. Section 2.6 of the Loan Agreement is deleted.

         3. NOTE MATURITY DATE. The Promissory Note shall be modified and amended pursuant to the terms of a Note Modification Agreement to be entered into on even date herewith, the primary purpose of which will be to change the maturity date from October 1, 2001 to October 1, 2003.

         4. REMAINING PROVISIONS. All other provisions of the Loan Agreement shall remain in full force and effect.

         5. WRITTEN AGREEMENTS. THIS DOCUMENT, TOGETHER WITH THE OTHER WRITTEN AGREEMENTS OF THE PARTIES, IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY NON-STANDARD TERMS MUST BE WRITTEN BELOW TO BE ENFORCEABLE.


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

         BY SIGNING BELOW THE PARTIES AFFIRM THERE ARE NOT UNWRITTEN AGREEMENTS BETWEEN THEM.

"BANK"                                               "BORROWER"

INTRUST Bank, N.A.                                   TENT Finance, Inc.


By: /s/ Bruce A. Long                                By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Bruce A. Long, Sr. Vice President                    Gary M. Judd, CEO, COO & President

                                                     Total Entertainment Restaurant Corp.


                                                     By: /s/ Gary M. Judd
                                                         -------------------------------
                                                     Gary M. Judd, CEO, COO & President

"GUARANTOR"

Fox & Hound of Texas, Inc.                           Alabama Fox & Hound, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Colorado, Inc.                        Bailey's Sports Grille, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

"GUARANTOR"

F & H Restaurant Corp.                               F & H Restaurant of Georgia, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

"GUARANTOR"

Fox & Hound of Illinois, Inc.                        Fox & Hound of Indiana, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

F & H of Iowa, Inc.                                  Fox & Hound of Kansas, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Louisiana, Inc.                       Fox & Hound of Michigan, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Missouri, Inc.                        Fox & Hound of Nebraska, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

North Carolina Fox & Hound, Inc.                     Fox & Hound of Ohio, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Pennsylvania Fox & Hound, Inc.                       Fox & Hound of Tennessee, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound, Inc.                                    Fox & Hound II, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President


F&H Dallas, L.P.,                                    Fox & Hound Club
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Midway Entertainment, Ltd.,                          N. Collins Entertainment, Ltd.,
F & H Restaurant Corp., General Partner              F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

505 Entertainment, Ltd.,                             505 Beverage, Inc.
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Houston, Ltd.,                        Fox & Hound of Lubbock, Ltd.,
F & H Restaurant Corp., General Partner              F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Raider Beverage Corporation                          Fox & Hound of Lewisville, Ltd.,
                                                     F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of San Antonio, Ltd.,                    Jackson Beverage Corporation,
F & H Restaurant Corp., General Partner              f/k/a N. Collins  Beverage, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

         6. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall constitute an original but which together shall constitute one and the same agreement.

         7. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         8. AMENDMENT. This Amendment may be modified only by a written agreement signed by the parties hereto.

         9. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of Kansas.

        10. AFFECT ON LOAN AGREEMENT. The parties ratify and reaffirm all of the terms and conditions contained in the Loan Agreement except as specifically modified herein.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

"BANK"                                               "BORROWER"

INTRUST Bank, N.A.                                   TENT Finance, Inc.


By: /s/ Bruce A. Long                                By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Bruce A. Long, Sr. Vice President                    Gary M. Judd, CEO, COO & President

                                                     Total Entertainment Restaurant Corp.


                                                     By: /s/ Gary M. Judd
                                                         -------------------------------
                                                     Gary M. Judd, CEO, COO & President

"GUARANTOR"

Fox & Hound of Texas, Inc.                           Alabama Fox & Hound, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Colorado, Inc.                        Bailey's Sports Grille, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

"GUARANTOR"

F & H Restaurant Corp.                               F & H Restaurant of Georgia, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

"GUARANTOR"

Fox & Hound of Illinois, Inc.                        Fox & Hound of Indiana, Inc.

By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

F & H of Iowa, Inc.                                  Fox & Hound of Kansas, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Louisiana, Inc.                       Fox & Hound of Michigan, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Missouri, Inc.                        Fox & Hound of Nebraska, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

North Carolina Fox & Hound, Inc.                     Fox & Hound of Ohio, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Pennsylvania Fox & Hound, Inc.                       Fox & Hound of Tennessee, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound, Inc.                                    Fox & Hound II, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President


F&H Dallas, L.P.,                                    Fox & Hound Club
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Midway Entertainment, Ltd.,                          N. Collins Entertainment, Ltd.,
F & H Restaurant Corp., General Partner              F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

505 Entertainment, Ltd.,                             505 Beverage, Inc.
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of Houston, Ltd.,                        Fox & Hound of Lubbock, Ltd.,
F & H Restaurant Corp., General Partner              F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Raider Beverage Corporation                          Fox & Hound of Lewisville, Ltd.,
                                                     F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President

Fox & Hound of San Antonio, Ltd.,                    Jackson Beverage Corporation,
F & H Restaurant Corp., General Partner              f/k/a N. Collins  Beverage, Inc.


By: /s/ Gary M. Judd                                 By: /s/ Gary M. Judd
    -----------------------------                        -------------------------------
Gary M. Judd, President                              Gary M. Judd, President